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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------

                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                                  May 9, 1997
               Date of Report (Date of earliest event reported)

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                            WASTE MANAGEMENT, INC.
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                (State or other jurisdiction of incorporation)


         1-7327                                                  36-2660763
(Commission File Number)                                        (IRS Employer
                                                             Identification No.)

                  3003 BUTTERFIELD ROAD, OAK BROOK, ILLINOIS        60521
                   (Address of principal executive offices)      (Zip code)

                            WMX TECHNOLOGIES, INC.
                  (Former name, if changed since last report)

                                (630) 572-8800
             (Registrant's telephone number, including area code)

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Item 5. Other Events.

          On May 9, 1997, the registrant (a) filed an Amendment to its Restated Certificate of Incorporation (a copy of which is filed as an exhibit to this report and is hereby incorporated by reference) changing its name from WMX Technologies, Inc. to Waste Management, Inc. and (b) issued a news release (a copy of which is filed as an exhibit to this report and is hereby incorporated by reference) stating that on May 9, 1997, at the registrant's annual meeting of stockholders, the stockholders of the registrant approved the proposal (previously approved by the registrant's Board of Directors) to so change the registrant's name, and announcing the election of directors and the results of other items voted on at the annual meeting.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          No financial statements or pro forma financial information are required to be filed as a part of this report. The exhibits filed as part of this report are listed in the Exhibit Index hereto.
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                                  SIGNATURES
                                  ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      WASTE MANAGEMENT, INC.


                                      By: /s/ HERBERT A. GETZ
                                          --------------------------------------
                                          Herbert A. Getz
                                          Senior Vice President


Dated: May 12, 1997

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                            WMX TECHNOLOGIES, INC.

                                 EXHIBIT INDEX

                      Number and Description of Exhibit*
                      ----------------------------------



1.     None

2      None

3(a). Certificate of Amendment of Restated Certificate of Incorporation of registrant, filed May 9, 1997

3(b). Conformed copy of Restated Certificate of Incorporation of registrant, as amended

16.    None

17.    None

21.    None

24.    None

25.    None

99.1.  News release dated May 9, 1997 issued by registrant

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* Exhibits not listed are inapplicable.